UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016

Cardtronics plc

(Exact name of registrant as specified in its charter)

England and Wales	001-37820	98-1304627
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Briarpark Drive, Suite 400, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Amended Convertible Note Hedge Transactions

On October 26, 2016, Cardtronics plc (the “Company”) and Cardtronics, Inc. (“Cardtronics Delaware”), following the change in location of incorporation of the parent company of the Cardtronics group of companies from Delaware to the United Kingdom, whereby the Company became the new publicly traded corporate parent of the Cardtronics group of companies (the “Redomicile Transaction”), entered into amended and restated convertible note hedge and warrant transactions (collectively, the “Amended Convertible Note Hedge Transactions”) with each of Bank of America, N.A., JPMorgan Chase Bank, National Association, London Branch and Wells Fargo Bank, National Association (collectively, the “Dealers”), which transactions were originally entered into by Cardtronics Delaware and the Dealers in connection with the private placement of Cardtronics Delaware’s 1.00% Convertible Senior Notes due 2020 (the “Notes”) to reduce the potential dilutive impact upon the conversion of the Notes.  Pursuant to the Amended Convertible Note Hedge Transactions, certain provisions of the convertible note hedge and warrant transactions were amended to (i) clarify certain terms (including that ordinary shares of the Company are now the underlying security instead of Cardtronics Delaware common stock), (ii) ensure compliance with applicable U.K. law requirements and (iii) otherwise preserve the rights and obligations of the parties following the Redomicile Transaction.  The Company believes the amendments had no material impact to its rights and obligations under the Amended Convertible Note Hedge Transactions.  The Company also agreed to guaranty certain obligations of Cardtronics Delaware under the warrant transactions.  The Amended Convertible Note Hedge Transactions did not change the exercise date, strike price or amount of securities underlying the convertible note hedge and warrant transactions.  The transactions were entered into in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.  This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

The foregoing description of the Amended Convertible Note Hedge Transactions does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Amended Convertible Note Hedge Transactions, which are filed as Exhibits 10.1 through 10.12 hereto and incorporated by reference herein.

Relationships

Certain of the Dealers and their respective affiliates have engaged in, and in the future may engage in, commercial banking, investment banking and advisory services for the Company.  They have received, or may in the future receive, customary fees and reimbursement of expenses in connection with these transactions.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02    Unregistered Sales of Equity Securities.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)             Exhibits

Exhibit Number	Description

10.1	Amended and Restated Base Bond Hedge Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and Bank of America, N.A.

10.2	Amended and Restated Base Bond Hedge Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.3	Amended and Restated Base Bond Hedge Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and Wells Fargo Bank, National Association.

10.4	Amended and Restated Base Warrant Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and Bank of America, N.A.

10.5	Amended and Restated Base Warrant Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.6	Amended and Restated Base Warrant Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and Wells Fargo Bank, National Association.

10.7	Amended and Restated Additional Bond Hedge Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and Bank of America, N.A.

10.8	Amended and Restated Additional Bond Hedge Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.9	Amended and Restated Additional Bond Hedge Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and Wells Fargo Bank, National Association.

10.10	Amended and Restated Additional Warrant Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and Bank of America, N.A.

10.11	Amended and Restated Additional Warrant Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.12	Amended and Restated Additional Warrant Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardtronics plc
Date: November 1, 2016

	By:	/s/ Edward H. West
	Name:	Edward H. West
	Title:	Chief Financial Officer and Chief Operations Officer

EXHIBIT INDEX

10.1	Amended and Restated Base Bond Hedge Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and Bank of America, N.A.

10.2	Amended and Restated Base Bond Hedge Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.3	Amended and Restated Base Bond Hedge Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and Wells Fargo Bank, National Association.

10.4	Amended and Restated Base Warrant Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and Bank of America, N.A.

10.5	Amended and Restated Base Warrant Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.6	Amended and Restated Base Warrant Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and Wells Fargo Bank, National Association.

10.7	Amended and Restated Additional Bond Hedge Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and Bank of America, N.A.

10.8	Amended and Restated Additional Bond Hedge Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.9	Amended and Restated Additional Bond Hedge Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and Wells Fargo Bank, National Association.

10.10	Amended and Restated Additional Warrant Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and Bank of America, N.A.

10.11	Amended and Restated Additional Warrant Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.12	Amended and Restated Additional Warrant Confirmation, dated as of October 26, 2016, by and between Cardtronics plc, Cardtronics, Inc. and Wells Fargo Bank, National Association.